UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

Explanatory Note

On May 5, 2011, we filed a Current Report on Form 8-K, or the Form 8-K, reporting we had entered into an amended loan agreement and amendments to other loan documents related to our secured revolving line of credit with Bank of America, N.A. on May 4, 2011. We are filing this Current Report on Form 8-K/A, or Form 8-K/A, to correct the inadvertent filing under Item 9.01(d) of the Form 8-K of two different exhibits designated as Exhibit 10.10, First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011, one of which had an incorrect execution date. The correct version of the First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011, attached hereto as Exhibit 10.1, hereby replaces and supersedes the two separate exhibits filed as Exhibit 10.10 under Item 9.01(d) of the Form 8-K. The material terms the First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011, are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Form 8-K/A and incorporated by reference to the Form 8-K. This Form 8-K/A, hereby amends Item 9.01(d) of the Form 8-K and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

(d) Exhibits.

10.1 First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

May 6, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011